SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): September 22, 2010

ECB BANCORP, INC.

(Exact name of registrant as specified in its charter)

North Carolina	000-24753	56-2090738
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Post Office Box 337 Engelhard, North Carolina	27824
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (252) 925-9411

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events

On September 22, 2010, we distributed a press release announcing that, at its meeting held on the same date, our Board of Directors declared a cash dividend of $0.07 per share of our common stock, payable on October 14, 2010, to shareholders of record on October 4, 2010.

A copy of our press release is being furnished as Exhibit 99.1 to this Report.

Item 9.01.	Financial Statements and Exhibits

(c)	Exhibits. The following exhibit is furnished with this Report:

Exhibit No.	Exhibit Description

99.1	Copy of our press release dated September 22, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, we have duly caused this Report to be signed on our behalf by the undersigned hereunto duly authorized.

ECB BANCORP, INC.
(Registrant)

Date: September 22, 2010	By:	/S/ A. DWIGHT UTZ
A. Dwight Utz
President and Chief Executive Officer